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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post-Effective Amendment No. 1 to the Form S-20 Registration Statement of The Options Clearing Corporation of our report dated January 31, 2001, appearing in Part II of such Registration Statement, and to the reference to us under the heading "Legal Opinions and Experts" in Part II of such Registration Statement.


/s/ Deloitte & Touche LLP
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Chicago, Illinois
March 28, 2001